                                                                    EXHIBIT 99.2

                              LETTER OF TRANSMITTAL

                                AGCO CORPORATION

                                OFFER TO EXCHANGE

        1 3/4% CONVERTIBLE SENIOR SUBORDINATED NOTES, SERIES B, DUE 2033
                               FOR ALL OUTSTANDING
              1 3/4% CONVERTIBLE SENIOR SUBORDINATED NOTES DUE 2033
                             (CUSIP NO. 001084 AL 6)

     PURSUANT TO, AND SUBJECT TO THE TERMS AND CONDITIONS DESCRIBED IN, THE
                          PROSPECTUS DATED MAY 26, 2005


             THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT
           MIDNIGHT, NEW YORK CITY TIME, ON WEDNESDAY, JUNE 29, 2005,
                     UNLESS EARLIER TERMINATED OR EXTENDED.


                  The exchange agent for the exchange offer is:

                                  SUNTRUST BANK

                By Facsimile:          By Registered or Certified Mail:     By Hand/Overnight Delivery:
                SunTrust Bank                    SunTrust Bank                     SunTrust Bank
         Corporate Trust Department       Corporate Trust Department        Corporate Trust Department
          25 Park Place, 24th Floor        25 Park Place, 24th Floor         25 Park Place, 24th Floor
           Atlanta, Georgia 30303           Atlanta, Georgia 30303            Atlanta, Georgia 30303
              Attn: Muriel Shaw                Attn: Muriel Shaw                 Attn: Muriel Shaw
                404-588-7335

                   For Confirmation by Telephone: 404-588-7067

      DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE VALID DELIVERY.

      The undersigned acknowledges receipt of the AGCO Corporation ("AGCO") prospectus dated May 26, 2005 and this letter of transmittal.

      Capitalized terms used but not defined herein shall have the same meaning given them in the prospectus.

      YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE AND REQUESTS FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE INFORMATION AGENT OR THE DEALER MANAGER, WHOSE ADDRESSES AND TELEPHONE NUMBERS APPEAR ON THE BACK COVER OF THIS LETTER OF TRANSMITTAL.

      This letter of transmittal need not be completed if (a) the 1 3/4% Convertible Senior Subordinated Notes due 2033 (the "Old Notes") are being tendered by book-entry transfer through the Depository Trust Company's ("DTC") Automated Tender Offer Program ("ATOP") to the account maintained by the exchange agent at DTC pursuant to the procedures set forth in the prospectus under "The Exchange Offer -- Procedures for Exchange -- Book-Entry

Transfers of Old Notes to the Exchange Agent" and (b) an "Agent's Message" is delivered to the exchange agent as described in the prospectus.

      Even if you are not required to sign and return this letter of transmittal
(i) you must complete and return the attached Substitute Form W-9 and, if applicable, the attached certificate of taxpayer awaiting identification number and (ii) by tendering your Old Notes through ATOP and by virtue of the Agent's Message, you will be bound by all of the terms and conditions of this letter of transmittal and will be deemed to have made each of the representations and warranties contained herein and given your consent as provided below.

      THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. If Old Notes are registered in the names of different owners, a separate letter of transmittal must be submitted for each registered owner. SEE INSTRUCTION 2 ON PAGE 8 BELOW.

      This letter of transmittal relates to AGCO's offer to exchange $1,000 principal amount of 1 3/4% Convertible Senior Subordinated Notes, Series B, Due 2033 (the "New Securities") for each $1,000 principal amount of validly tendered and accepted Old Notes, pursuant to the prospectus. The New Securities will be established under an indenture that supplements the existing indenture for the Old Notes, and we must obtain the consent of the holders of not less than a majority in aggregate principal amount of Old Notes outstanding in order to enter into such supplemental indenture. By tendering your Old Notes, whether through ATOP or by submitting this letter of transmittal, you will be deemed to have consented to the supplemental indenture.


      All tenders of Old Notes pursuant to the exchange offer must be received by the exchange agent prior to midnight, New York City time, on Wednesday, June 29, 2005 (the "expiration date"); provided that AGCO reserves the right, at any time or from time to time, to extend the exchange offer at its reasonable discretion, in which event the term "expiration date" shall mean the latest time and date to which the exchange offer is extended. AGCO will notify all of the holders of the Old Notes of any extension by means of a press release or other public announcement prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled expiration date.


      The exchange offer is subject to certain conditions precedent as set forth in the prospectus under the caption "The Exchange Offer--Conditions of the Exchange Offer."

      This letter of transmittal is to be completed by a holder of Old Notes only if an Agent's Message is not delivered through ATOP. If DTC participants are accepting the exchange offer through ATOP, DTC will verify the acceptance and execute a book-entry delivery to the exchange agent's account at DTC. DTC will also send an Agent's Message to the exchange agent for its acceptance. The Agent's Message will state that DTC has received an express acknowledgment from the tendering holder of Old Notes, which acknowledgment will confirm that such holder of Old Notes received and agrees to be bound by, and makes each of the representations and warranties contained in, this letter of transmittal, and that AGCO may enforce the terms of this letter of transmittal against such holder of Old Notes. Delivery of the Agent's Message by DTC will satisfy the terms of the exchange offer in lieu of execution and delivery of this letter of transmittal by the DTC participant identified in the Agent's Message. Accordingly, this letter of transmittal need not be completed by a holder of Old Notes tendering through ATOP.

    DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE
                                     AGENT.

   PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY
                    BEFORE FILLING OUT ANY INFORMATION BELOW.

   EVEN IF YOU ARE NOT REQUIRED TO SIGN AND RETURN THE LETTER OF TRANSMITTAL,
            YOU MUST COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW

List below the Old Notes to which this letter of transmittal relates. If Old Notes are registered in the names of different owners, a separate letter of transmittal must be submitted for each registered owner. SEE INSTRUCTION 2 ON PAGE 8 BELOW.

                        DESCRIPTION OF OLD NOTES TENDERED

NAME OF DTC PARTICIPANT AND PARTICIPANT'S DTC ACCOUNT        AGGREGATE PRINCIPAL AMOUNT OF OLD NOTES TENDERED*
NUMBER IN WHICH OLD NOTES ARE HELD

* Unless otherwise indicated in this column, a holder of Old Notes will be deemed to have tendered ALL of the Old Notes listed in the adjacent column. Old Notes tendered must be in denominations of principal amount of $1,000 and any integral amount thereof.

      The undersigned has completed, executed and delivered this letter of transmittal to indicate the action the undersigned desires to take with respect to the exchange offer.

               PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

Ladies and Gentlemen:

      By execution hereof, the undersigned acknowledges that he or she has received the prospectus and this letter of transmittal, which together constitute the offer to exchange $1,000 principal amount of New Securities for each $1,000 principal amount of validly tendered and accepted Old Notes, on the terms and subject to the conditions of the prospectus and this letter of transmittal.

      Upon the terms and subject to the conditions of the exchange offer, the undersigned hereby tenders to AGCO the principal amount of Old Notes indicated above.

      Subject to, and effective upon, the acceptance of Old Notes tendered hereby, by executing and delivering this letter (or agreeing to the terms of this letter of transmittal pursuant to an Agent's Message) the undersigned: (i) irrevocably sells, assigns, and transfers to or upon AGCO's order all right, title and interest in and to, and all claims in respect of or arising or having arisen as a result of the undersigned's status as a holder of the Old Notes tendered hereby; (ii) waives any and all rights with respect to the Old Notes tendered; and (iii) releases and discharges AGCO and SunTrust Bank, as the trustee, with respect to the Old Notes from any and all claims such holder may have, now or in the future, arising out of or related to the Old Notes, including, without limitation, any claims that the undersigned is entitled to participate in any redemption of the Old Notes. The undersigned acknowledges and agrees that the tender of Old Notes made hereby may not be withdrawn except in accordance with the procedures set forth in the prospectus under "The Exchange Offer--Withdrawal of Tenders."

      The undersigned represents and warrants that it has full power and authority to legally tender, exchange, assign and transfer the Old Notes tendered hereby and to acquire the New Securities issuable upon the exchange of such tendered Old Notes, and that, when AGCO accepts the same for exchange, AGCO will acquire good and unencumbered title thereto, free and clear of all liens, charges, claims, encumbrances, interests and restrictions of any kind, other than restrictions imposed by applicable securities laws. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the exchange agent or AGCO to be necessary or desirable to transfer ownership of such Old Notes on the account books maintained by DTC.

      The undersigned hereby irrevocably constitutes and appoints the exchange agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the exchange agent also acts as the agent of AGCO) with respect to such Old Notes with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest) to: (i) transfer ownership of such Old Notes on the account books maintained by DTC to, or upon the order of, AGCO; (ii) present such Old Notes for transfer of ownership on AGCO's books; (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes; and
(iv) deliver, in book-entry form, the New Securities issuable upon acceptance of the Old Notes tendered hereby, together with any Old Notes not accepted in the exchange offer, to the DTC account designated herein by the undersigned, all in accordance with the terms and conditions of the exchange offer as described in the prospectus and this letter of transmittal.

      The undersigned hereby consents to AGCO's entering into a supplemental indenture for the purpose of adding any provisions to or changing in any manner or eliminating any provisions of the existing indenture governing the Old Notes or of modifying in any manner the rights of the holders of the Old Notes, including, without limitation, by establishing the New Securities as a new series of "Notes" thereunder to be exchanged for the Old Notes. By tendering your Old Notes, whether through ATOP or by submitting this letter of transmittal, you will be deemed to have consented to the supplemental indenture.

      The undersigned hereby agrees to treat the exchange of the Old Notes tendered hereby for United States federal income tax purposes as not constituting an exchange that results in a significant modification of a debt instrument.

      All authority conferred or agreed to be conferred in this letter of transmittal shall survive the death or incapacity of the undersigned, and all obligations of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned.

      The exchange offer is subject to certain conditions as set forth in the prospectus under the caption "The Exchange Offer--Conditions of the Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived by AGCO, in whole or in part, in AGCO's reasonable discretion), as more particularly set forth in the prospectus, AGCO may not be required to accept all or any of the Old Notes tendered hereby.

      The undersigned understands that a valid tender of Old Notes is not made in acceptable form, and risk of loss therefore does not pass, until receipt by the exchange agent of this letter of transmittal (or an Agent's Message in lieu thereof) or a facsimile hereof, duly completed, dated and signed, together with all accompanying evidences of authority and any other required documents and signature guarantees in form satisfactory to AGCO (which may delegate such power in whole or in part to the exchange agent). All questions as to validity, form and eligibility of any tender of the Old Notes hereunder (including time of receipt) and acceptance of tenders and withdrawals of Old Notes will be determined by AGCO in its sole judgment (which may delegate such power in whole or in part to the exchange agent), and such determination shall be final and binding.

      The undersigned acknowledges and agrees that issuance of the New Securities in exchange for validly tendered Old Notes that are accepted in the exchange offer will be made promptly after the expiration date.

      Unless otherwise indicated in the "Special Issuance and Payment Instructions" box below, the New Securities will be credited to the DTC account number specified on page 3 of this letter of transmittal. If the "Special Issuance and Payment Instructions" box is completed, the undersigned hereby understands and acknowledges that any Old Notes tendered but not accepted in the exchange offer will be issued in the name(s), and delivered by book-entry transfer to the DTC account number(s) indicated in such box. However, the undersigned understands and acknowledges that if AGCO does not accept any Old Notes so tendered, AGCO has no obligation pursuant to the "Special Issuance and Payment Instructions" box to transfer any Old Notes from the name(s) of the registered holders thereof to the person indicated in such box. The undersigned acknowledges and agrees that AGCO and the exchange agent may, in appropriate circumstances, defer effecting transfers of Old Notes, and may retain such Old Notes, until satisfactory evidence of payment of transfer taxes payable on account of such transfer by the undersigned, or exemption therefrom, is received by the exchange agent.

      Your bank or broker can assist you in completing this form. The instructions included with this letter of transmittal must be followed. Questions and requests for assistance or for additional copies of the prospectus and this letter of transmittal may be directed to the information agent, whose address and telephone number appear on the outside back cover page of this letter of transmittal.

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES TENDERED" ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX.

                               METHOD OF DELIVERY

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

________________________________________________________________________________
                          NAME OF TENDERING INSTITUTION

________________________________________________________________________________
                                 ACCOUNT NUMBER

________________________________________________________________________________
                             TRANSACTION CODE NUMBER

________________________________________________________________________________
                     SIGNATURE(S) OF HOLDER(S) OF OLD NOTES

      Must be signed by registered holder(s) of Old Notes exactly as such participant's name appears on a security position listing as the owner of Old Notes, or by person(s) authorized to become holder(s) by endorsements and documents transmitted with this letter of transmittal. If signing is by attorney, executor, administrator, trustee or guardian, agent or other person acting in a fiduciary or representative capacity, please set forth full title. SEE INSTRUCTIONS 2 & 3 ON PAGE 8 BELOW.

________________________________________________________________________________
                                      DATE

________________________________________________________________________________
                                     NAME(S)

________________________________________________________________________________
                                    CAPACITY

________________________________________________________________________________
                          ADDRESS (INCLUDING ZIP CODE)

________________________________________________________________________________
             DTC ACCOUNT TO WHICH NEW SECURITIES SHOULD BE DELIVERED

________________________________________________________________________________
    TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER (SEE INSTRUCTION 8 ON PAGE 9
                                     BELOW)

________________________________________________________________________________
                     TELEPHONE NUMBER (INCLUDING AREA CODE)

                    SPECIAL ISSUANCE AND PAYMENT INSTRUCTIONS

                 (SEE INSTRUCTIONS 2 & 6 ON PAGES 8 AND 9 BELOW)

      To be completed ONLY if New Securities are to be issued, or Old Notes tendered but not accepted in the exchange offer are to be issued, in the name of someone other than the undersigned registered owner or to a DTC account number other than the account number specified on page 3 above.

      Record ownership of New Securities in book-entry form and issue Old Notes tendered but not accepted in the exchange offer in the name and to the DTC account number set forth below.

________________________________________________________________________________
                                      NAME

________________________________________________________________________________
                               DTC ACCOUNT NUMBER

________________________________________________________________________________
                          ADDRESS (INCLUDING ZIP CODE)

________________________________________________________________________________
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                       (SEE INSTRUCTION 8 ON PAGE 9 BELOW)

     MEDALLION SIGNATURE GUARANTEE (SEE INSTRUCTIONS 2 & 3 ON PAGE 8 BELOW)
       (CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION)

________________________________________________________________________________
              NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES

________________________________________________________________________________
                          ADDRESS (INCLUDING ZIP CODE)

________________________________________________________________________________
                     TELEPHONE NUMBER (INCLUDING AREA CODE)

________________________________________________________________________________
                              AUTHORIZED SIGNATURE

________________________________________________________________________________
                                  PRINTED NAME

________________________________________________________________________________
                                     TITLE

________________________________________________________________________________
                                      DATE

                                  INSTRUCTIONS

      1. Delivery of Letter of Transmittal. If you are required to submit a letter of transmittal to tender Old Notes in the exchange offer, book-entry transfer of the Old Notes into the exchange agent's account with DTC, as well as a properly completed and duly executed copy or manually signed facsimile of this letter of transmittal and any other documents required by this letter of transmittal, must be received by the exchange agent, at its address set forth herein, prior to the effective date. Tenders of Old Notes in the exchange offer must be made prior to the expiration date in the manner described in the preceding sentence and otherwise in compliance with this letter of transmittal. Delivery of this letter of transmittal is not required if you are tendering your Old Notes by book-entry transfer through ATOP and an Agent's Message is delivered by DTC to the exchange agent. In such cases, the Agent's Message must be received by the exchange agent before the expiration date.

      THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT, INCLUDING DELIVERY THROUGH DTC AND ANY ACCEPTANCE OF AN AGENT'S MESSAGE TRANSMITTED THROUGH ATOP, IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER OF OLD NOTES. IF SUCH DELIVERY IS MADE BY MAIL, IT IS SUGGESTED THAT THE HOLDER USE PROPERLY INSURED, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED AND THAT SUFFICIENT TIME BE ALLOWED TO ASSURE TIMELY DELIVERY. NO ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS OF OLD NOTES WILL BE ACCEPTED. EXCEPT AS OTHERWISE PROVIDED BELOW, DELIVERY WILL BE MADE WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. THIS LETTER AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT ONLY TO THE EXCHANGE AGENT, NOT TO AGCO OR DTC.

      Old Notes tendered pursuant to the exchange offer may be withdrawn at any time prior to the expiration date, unless the exchange offer is extended, in which case tenders of Old Notes may be withdrawn under the conditions described in the extension. In order to be valid, notice of withdrawal of tendered Old Notes must comply with the requirements set forth in the prospectus under the caption "The Exchange Offer -- Withdrawal of Tenders" in the prospectus.

      2. Signatures on Letter of Transmittal, Powers and Endorsements. Unless acceptance of the exchange offer is transmitted through ATOP, this letter of transmittal must be signed by or on behalf of the registered holder(s) of the Old Notes tendered hereby. The signature(s) on this letter of transmittal must be exactly the same as the name(s) that appear(s) on the security position listing of DTC in which such holder of Old Notes is a participant, without alteration or enlargement or any change whatsoever. IN ALL OTHER CASES, ALL SIGNATURES ON LETTERS OF TRANSMITTAL MUST BE GUARANTEED BY A MEDALLION SIGNATURE GUARANTOR.

      If any of the Old Notes tendered hereby are registered in the name of two or more holders, all such holders must sign this letter of transmittal.

      If this letter of transmittal or any Old Notes or powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by AGCO, proper evidence satisfactory to AGCO of its authority so to act must be submitted with this letter of transmittal.

      3. Guarantee of Signatures. Signature guarantees are not required if you are tendering your Old Notes by book-entry transfer through ATOP and an Agent's Message is delivered by DTC to the exchange agent. If you are tendering Old Notes by submitting a letter of transmittal, then, except as otherwise provided below, all signatures on a letter of transmittal or a notice of withdrawal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the NYSE Medallion Signature Program or the Stock Exchange Medallion Program. Signatures on this letter of transmittal need not be guaranteed if:

      - this letter of transmittal is signed by a participant in DTC whose name appears on a security position listing of DTC as the owner of the Old Notes and the holder(s) has not completed the portion entitled "Special Issuance and Payment Instructions" on this letter of transmittal; or

      - the Old Notes are tendered for the account of an Eligible Guarantor Institution (defined below).

      If this letter of transmittal is not signed by the holder, the holder must transmit a separate, properly completed power with this letter of transmittal (in either case, executed exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement or power guaranteed by a Medallion Signature Guarantor, unless such powers are executed by an Eligible Guarantor Institution (defined below).

      An Eligible Guarantor Institution (as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), means:

            (i) Banks (as defined in Section 3(a) of the Federal Deposit Insurance Act);

            (ii) Brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, and government securities brokers, as those terms are defined under the Exchange Act;

            (iii) Credit unions (as that term is defined in Section 19b(1)(A) of the Federal Reserve Act);

            (iv) National securities exchanges, registered securities associations, and clearing agencies, as those terms are used under the Exchange Act; and

            (v) Savings associations (as that term is defined in Section 3(b) of the Federal Deposit Insurance Act).

      For a correction of name or a change in name which does not involve a change in ownership, you may proceed as follows: for a change in name by marriage, etc., this letter of transmittal should be signed, e.g., "Mary Doe, now by marriage, Mary Jones." For a correction in name, this letter of transmittal should be signed, e.g., "James E. Brown, incorrectly inscribed as J.
E. Brown." In any such case, the signature on this letter of transmittal must be guaranteed as provided above and the holder must complete the Special Issuance and Payment Instructions above.

      You should consult your own tax advisor as to possible tax consequences resulting from the issuance of New Securities, as described above, in a name other than that of the registered holder(s) of the surrendered Old Notes.

      4. Transfer Taxes. AGCO will pay all transfer taxes, if any, applicable to the transfer and exchange of Old Notes to AGCO in the exchange offer. If transfer taxes are imposed for any other reason, the amount of such other transfer taxes, whether imposed on the registered holder or any other persons, will be payable by the tendering holder. Other reasons transfer taxes could be imposed include:

      - if New Securities in book-entry form are to be registered in the name of any person other than the person signing this letter of transmittal; or

      - if tendered Old Notes are registered in the name of any person other than the person signing this letter of transmittal.

      If satisfactory evidence of payment of or exemption from such other transfer taxes is not submitted with this letter of transmittal, the amount of those transfer taxes will be billed directly to the tendering holder and/or withheld from any payments due with respect to the Old Notes tendered by such holder.

      5. Validity of Surrender; Irregularities. All questions as to validity, form and eligibility of any surrender of the Old Notes hereunder will be determined by AGCO, in its sole judgment (which may delegate such power in whole or in part to the exchange agent), and such determination shall be final and binding. AGCO reserves the right to waive any irregularities or defects in the surrender of any Old Notes, and its interpretations of the terms and conditions of this letter (including these instructions) with respect to such irregularities or defects shall be final and binding. A surrender will not be deemed to have been made until all irregularities have been cured or waived.

      6. Special Issuance and Payment Instructions and Special Delivery Instructions. If you are not tendering your Old Notes by book-entry transfer through ATOP, indicate the name in which ownership of the New Securities on the DTC security listing position is to be recorded if different from the name of the person(s) signing this letter. A social security number will be required.

      7. Additional Copies. Additional copies of this letter may be obtained from the information agent at the address listed below.

      8. Substitute Form W-9. Even if you are not required to sign and return this letter of transmittal, you still must provide the exchange agent with a correct Taxpayer Identification Number ("TIN"), unless an exemption applies, and certain other information, on Substitute Form W-9 and to certify under penalties of perjury that such TIN is correct and that you are not subject to backup withholding. Generally, a holder's TIN is the holder's social security number or employer identification number. Failure to provide the information on the form may subject the holder (or other payee) to a penalty of $50 imposed by the Internal Revenue Service ("IRS") and a federal income tax backup withholding on the payment of the amounts due. The box in Part III of the form may be checked if you have not been issued a TIN and have applied for a number or intend to apply for a number in the near future. If the box in Part III is checked and the exchange agent is not provided with a TIN within 60 days, the exchange agent will backup withhold on payment of the amounts due until a TIN is provided to the exchange agent. Substitute Form W-9 is attached below.

      QUESTIONS RELATED TO THE PROCEDURES FOR TENDERING OLD NOTES MAY BE DIRECTED TO THE EXCHANGE AGENT. REQUESTS FOR ADDITIONAL COPIES OF THE PROSPECTUS, THIS LETTER OF TRANSMITTAL AND OTHER RELATED DOCUMENTS MAY BE DIRECTED TO THE INFORMATION AGENT. THE CONTACT INFORMATION FOR THE EXCHANGE AGENT AND THE INFORMATION AGENT IS SET FORTH ON THE OUTSIDE BACK COVER PAGE OF THIS LETTER OF TRANSMITTAL.

                            IMPORTANT TAX INFORMATION

      Under U.S. federal income tax law, a holder whose Old Notes are accepted for exchange is required by law to provide the exchange agent with such holder's correct TIN on Substitute Form W-9 (provided below) and to certify that the TIN provided is correct (or that such holder is awaiting a TIN). If such holder is an individual, the TIN is his or her social security number. If the exchange agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the IRS. In addition, payments that are made to such holder pursuant to this letter may be subject to backup withholding.

      Certain holders (including, among others, all corporations and certain foreign individuals and entities) may be exempted from these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that holder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status (Form W-8BEN). Such statements can be obtained from the exchange agent. Holders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

      If backup withholding applies, the exchange agent may be required to backup withhold on any such payments made to the holder. Backup withholding (currently at a rate of 28%) is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS. The exchange agent cannot refund amounts withheld by reason of backup withholding.

                     WHAT NUMBER TO GIVE THE EXCHANGE AGENT

      The holder is required to give the exchange agent the TIN, generally the social security number or employer identification number, of the record owner of the tendered Old Notes. If the Old Notes are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report. If the holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he or she should check the box in Part III of the Substitute Form W-9, sign and date the Substitute Form W-9 and complete the Certificate of Awaiting Taxpayer Identification Number in order to avoid backup withholding. If the box in Part III is checked and the exchange agent is not provided with a TIN within 60 days, the exchange agent will backup withhold on all cash payments until a TIN is provided to the exchange agent.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

      GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER FOR THE PAYEE
(YOU) TO GIVE THE PAYER. Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employee identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All "Section" references are to the Internal Revenue New Code of 1986, as amended.

        FOR THIS TYPE OF ACCOUNT:           GIVE THE SOCIAL SECURITY NUMBER OF:
------------------------------------------  ------------------------------------
1.   Individual                             The individual

2.   Two or more individuals (joint         The actual owner of the account or,
     account)                               if combined funds, the first
                                            individual on the account (1)

3.   Custodian account of a minor (Uniform  The minor (2)
     Gift to Minors Act)

4.   a. The usual revocable savings trust   The grantor-trustee (1)
     account (grantor is also trustee)

     b. So-called trust account that is     The actual owner (1)
     not a legal or valid trust under
     state law

5.   Sole proprietorship                    The owner (3)

          FOR THIS TYPE OF ACCOUNT:         GIVE THE EMPLOYER IDENTIFICATION NUMBER OF:

6.   Sole proprietorship                    The owner (3)

7.   A valid trust, estate, or pension      The legal entity (4)
     trust

8.   Corporate                              The corporation

9.   Association, club, religious,          The organization
     charitable, educational, or other
     tax-exempt organization

10.  Partnership                            The partnership

11.  A broker or registered nominee         The broker or nominee

12.  Account with the Department of
     Agriculture in the name of a           The public entity
     public entity (such as a state or
     local government, school district,
     or prison) that receives
     agricultural program payments

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

(2)   Circle the minor's name and furnish the minor's social security number.

(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or your employer identification number (if you have one).

(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER

      If you do not have a TIN or you do not know your number, obtain Form SS-5, Application for a Social Security Card, at the local Social Security Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX-FORM or from the IRS website at www.irs.gov, and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

      Payees specifically exempted from backup withholding include:

   - An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

   - The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or instrumentality of any one or more of the foregoing.

   -     An international organization or any agency or instrumentality thereof.

   - A foreign government and any political subdivision, agency or instrumentality thereof.

      Payees that may be exempt from backup withholding include:

   -     A corporation.

   -     A financial institution.

   - A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

   -     A real estate investment trust.

   -     A common trust fund operated by a bank under Section 584(a).

   - An entity registered at all times during the tax year under the Investment Company Act of 1940.

   - A middleman known in the investment community as a nominee or custodian.

   - A futures commission merchant registered with the Commodity Futures Trading Commission.

   -     A foreign central bank of issue.

   -     A trust exempt from tax under Section 664 or described in Section 4947.

      Payments of dividends and patronage dividends generally exempt from backup withholding include:

   -     Payments to nonresident aliens subject to withholding under Section
         1441.

   - Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

   -     Payments of patronage dividends not paid in money.

   -     Payments made by certain foreign organizations.

   -     Section 404(k) payments made by an employee stock ownership plan
         (ESOP).

      Payments of interest generally exempt from backup withholding include:

   - Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and you have not provided your correct TIN to the payer.

   - Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

   -     Payments described in Section 6049(b)(5) to nonresident aliens.

   -     Payments on tax-free covenant bonds under Section 1451.

   -     Payments made by certain foreign organizations.

   -     Mortgage interest paid to you.

      Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

      EXEMPT PAYEES DESCRIBED ABOVE MUST FILE FORM W-9 OR A SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TIN, WRITE "EXEMPT" IN PART IV OF THE FORM, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYER.

      PRIVACY ACT NOTICE--Section 6109 requires you to provide your correct
TIN to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not payees are required to file tax returns. Payers must generally withhold up to 28% of taxable interest, dividends, and certain other payments to a payee who does not furnish a TIN to payer. Certain penalties may also apply.

PENALTIES

      (1) FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your TIN to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

      (2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

      (3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

      FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE IRS

       SUBSTITUTE         PART I--Please provide your name,        PART II--TIN--        PART III--Awaiting TIN--
        FORM W-9          address and check the appropriate box    Please provide Your   If you have not been issued
                                                                   TIN In the Space      a TIN but have applied for
Department of the         [ ]Individual/Sole Proprietor            Provided and          one, or intend to apply for
Treasury Internal         [ ]Corporation                           Certify By Signing    one in the near future,
Revenue Service Payor's   [ ]Partnership                           and Dating Below.     please check the box
Request for Taxpayer      [ ]Other ______                                                provided and certify by
Identification Number     [ ]Exempt from Backup                    _______________       signing and dating Part IV
(TIN)                        Withholding                           Social Security       and the "Certificate Of
                                                                   Number or Employer    Taxpayer Awaiting
                                                                   Identification        Identification Number"
                                                                   Number                below.
                                                                                         [ ]Awaiting TIN

PART IV--Exempt Holders--If you are exempt from backup withholding (e.g. a corporation), you must still certify your TIN by completing Part I and by signing and dating below. Please indicate your exempt status by writing "EXEMPT" in the space provided to the right. _________________

PART V--Certification--Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct TIN (or I am waiting for a TIN to be issued to me), and

(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if you have since been notified by the IRS that you are no longer subject to backup withholding, do not cross out item (2).

SIGNATURE __________________________________________ Date __________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE IRS AND BACKUP WITHHOLDING TAXES ON REPORTABLE PAYMENTS RECEIVED BY YOU WITH RESPECT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ATTACHED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
            CHECKED THE BOX IN PART III OF SUBSTITUTE FORM W-9 ABOVE.

             CERTIFICATE OF TAXPAYER AWAITING IDENTIFICATION NUMBER

  I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number within sixty (60) days, applicable backup withholding taxes on all reportable payments made to me thereafter will be withheld until I provide a taxpayer identification number.

SIGNATURE __________________________________________ DATE __________

                  The exchange agent for the exchange offer is:

                                  SUNTRUST BANK

            By Facsimile:                 By Registered or Certified Mail:          By Hand/Overnight Delivery:
            SunTrust Bank                    Corporate Trust Department             Corporate Trust Department
     Corporate Trust Department               25 Park Place, 24th Floor              25 Park Place, 24th Floor
      25 Park Place, 24th Floor                Atlanta, Georgia 30303                 Atlanta, Georgia 30303
       Atlanta, Georgia 30303                     Attn: Muriel Shaw                      Attn: Muriel Shaw
          Attn: Muriel Shaw
            404-588-7335

                   For Confirmation by Telephone: 404-588-7067

                The information agent for the exchange offer is:

                             Morrow & Company, Inc.
                                 445 Park Avenue
                            New York, New York 10022
                         (800) 654-2468 (U.S. toll free)

                  The dealer manager for the exchange offer is:

                        MORGAN STANLEY & CO. INCORPORATED
                                  1585 Broadway
                            New York, New York 10036
                               Attn: Arthur Rubin
                         (800) 624-1808 (U.S. toll-free)
                            (212) 761-1864 (collect)